EXHIBIT 10.4

Loan Agreement
[unofficial translation]
Contract No.: SF ZY DZ No.20120113004
☐ Not in the line
☑ In the line: Name of line contract: comprehensive line of credit contract
No. of limit contract: SFZYZZ No.20110526006

Party A (Lender): Business Department of Head Office of Shenzhen Development Bank Limited Liability Company
Address: 5th Floor, Shenzhen Development Bank, No.5047, East Shennan Road, Shenzhen
Tel: 0755-22168769                 Fax: 0755-82081555
Principal: Yang Zhihong              Post: General Manager

Party B (Borrower): Shenzhen Dongsen Mobile Communication Technology Co., Ltd.
Address: 6th Floor, C5 Building, Fuyuan Industry Town, No.111, Zhoushi Road, Xixiang Street, Bao’an District, Shenzhen
Tel: 0755-82718088                  Fax: 0755-82718111
Legal representative: Lin Zihong        Post: President

Pursuant to relevant laws and regulations, Party A and Party B, via negotiation and mutual agreement, hereby conclude the loan contract and agree to obey all terms of the Contract.

Article 1  Loan Content
I.	Loan amount: RMB (in letter): Fifteen Million Yuan Only
II.	Loan period: 302 days
Calculation method for loan period is as follows:
Loan period starts with actual release day of the loan; the first-phase loan rate and expiration date shall be subject to loan receipt record.
III.	Loan interest rate
1.	Loan interest rate of the Contract shall be established according to following standard and first-phase loan interest rate shall be subject to loan receipt record (tick “√” in your choice):

√□ Same-level loan benchmark interest rate of Bank of China on loan issuing day: √□floating upwards/□ floating downwards 15%.
□ Same-level loan benchmark interest rate of Bank of China on loan issuing day:□+/□- _____ (floating point).
 □ Same-level loan benchmark interest rate of Bank of China on loan issuing day.
□ Libor on loan issuing day □+/□-_____ (floating point) (only applicable to foreign exchange loan).
2. Regulation way of loan interest rate of the Contract is (tick “√” in your choice):
√□ floating per six months. Regulation day of interest rate is (1) below:
(1)	On the day corresponding to loan issuing date at the sixth month every six months; when there is no corresponding date, it shall be the last day of corresponding month.
(2)	January 1st of each year.
□Fixed interest rate.

3. Conversion of daily interest rate: daily interest rate=annual interest rate/360 days.
IV. Loan Use
Use purpose of this loan is (3) below:
(1)	Rotation of current fund.
(2)	Refinancing (enlending)/reorganization, implemented in details as: return limit of credit under SF/Z No.______/_______________
(3)	Others, implemented in details as: purchase mobile phone (blank hereafter)____________________________________________________________________________________________________________________________

Article 2  Issuance and Payment of the Loan
I. Under situation that conditions of 2nd item are satisfied, Party B can demand Party A to issue the loan under the Contract:
1. After the Contract becomes effective.
2. The Contract has become effective and relevant security contract has been concluded. If registration, records or notary procedures are required, procedures have been completed.
3.______________________________/___________________________________ _____________________________________________________________________
II. Payment of Loan Fund
(I) Payment method
Party A and Party B agree to adopt following way to pay loan fund (tick “√” in your choice)
√□Full-amount payment, meaning that Party A, according to Party B’s withdrawal application and payment entrustment, pays loan fund to Party B’s trading partner in conformity with agreed uses via Party B’s account.
□Partial-amount payment, meaning that whereas paying target is defined and single paying amount is more than RMB________( ten thousand) (including ten thousand Yuan), Party A, according to Party B’s withdrawal application and payment entrustment, pays loan fund to Party B’s trading partner in conformity with agreed uses via Party B’s account; The residual loan fund shall be independently paid by Party B, meaning that Party A transfers loan fund into Party B’s account according to Party B’s withdrawal application and Party B automatically pays to trading partner in conformity with agreed uses.
□Full-amount automatic payment, meaning that Party A transfers loan fund into Party B’s account according to Party B’s withdrawal application and Party B automatically pays to trading partner in conformity with agreed uses.
□___________________________/______________________________________
__________________________________________________________________
(II) Payment management
1. If entrusted payment is adopted and following payment conditions are satisfied, Party B can demand Party A to pay loan fund;
1.1 Party B can submit certification materials such as payment application and corresponding business contracts according to Party A’s requirements and information listed in payment application such as trading partners and paying amount shall keep consistent with certification materials;
1.2 Payment application conforms to loan use ruled in the Contract;
1.3 Party B authorizes Party A to pay loan fund to specific trading partner;
1.4 _________________________________________________________________
Party A reserves the right to examine and verify the information listed in payment application provided by Party B such as paying partner and amount are consistent with corresponding business contracts and has the right to reject payment application in breach of loan use ruled in the Contract.
2. If automatic payment is adopted, Party B shall report loan fund payment condition to Party A according to ____ and submit certification materials according to Party A’s requirements such as trading partner and paying amount.
3. Party B shall not use loan fund in fixed assets, equity investment, production and business fields or other uses forbidden by law.
(III) Change of payment method and conditions triggering the change
When one of following situations occurs, Party A reserves the right to regulate the entrusted paying amount standard ruled in Paragraph (I) or change the payment method to full-amount entrusted payment;
1. If automatic payment is adopted, Party B fails to regularly report loan fund payment condition to Party A according to the provision, or refuses to cooperate with Party A on account analysis, voucher verification or field survey to examine whether loan payment conforms to ruled use;
2. Party B breaches the provision of the Contract and avoids Party A’s entrusted payment by breaking up the whole into parts;
3. Party B’s credit standing are downgraded or profiting ability of his major business is weak;
4. Abnormal use of loan fund;
5._________________________________________________________

Article 3  Account Management and Financial Index
I. Party A and Party B negotiate and reach agreement that Party B agrees opens following account at Party A and accepts Party A’s supervision and control:
1. Party B agrees to, according to Party A’s requests, open loan issuance account at Party A with name of Shenzhen Donxon Mobile Communication Technology Co., Ltd. and account number is 13003990697302. Loan fund is issued and withdrawn via this account. Party A reserves the right to carry out close supervision to the account and adopt measures including but not limited to freeze and cease payment when abnormal situation occurs.
2. Party B agrees to, according to Party A’s requests, open fund collection account at Party A (tick “√” in “□” before your choice)
□Fund collection account refers to loan issuance account in Item 1
□Name of fund collection account is Shenzhen Dongsen Mobile Communicaiton Technology Co., Ltd. and account number is 11003990697303.
Fund collection of the account shall conform to following provisions: __________________________________________________________________________________________________________________________________________
When Party B fails to promptly pay back loan lent from Party A, Party A reserves the right to deduct fund from Party B’s fund collection account and other accounts opened at Party A to return loan principal and interest.
II. Before loan under the Contract is totally paid off, Party B’s financial index shall conform to following ruled conditions:                             __________________________________________________________________________________________________________________________________________

Article 4  Calculation Settlement of the Loan
1. Interest shall be calculated according to actual loan amount and actual loan period since actual loan issuing day. Calculation settlement shall be implemented via the way under (1) provision:
(1) Once every month; calculation settlement day is 20th day of each month;
(2) Once every season; calculation settlement day is 20th day of each month;
(3) Once every year; calculation settlement day is December 20th of each year.
2. Party B shall, before every calculation settlement day, deposit corresponding interest payable into deduction account. Party A can directly deduct money from Party B’s account opened at Shenzhen Development Bank. Provided that Party B fails to promptly pay interest, Party A reserves the right to charge compound interest upon unpaid interest.

Article 5  Installment Plan
Provided that Party A and Party B agree on Party B’s installment payment, Party B’s installment payment is scheduled as follows: __________________________________________________________________________________________________________________________________________

Article 6  Applicable Laws and Dispute Settlement
The Contract is concluded in accordance with laws of the People’s Republic of China and is applicable to laws of the People’s Republic of China. Disputes arising during performance of the Contract shall be settled via negotiation or mediation between both parties; if negotiation or mediation fails, disputes shall be resolved via the way ruled in  1st  way hereinafter.
1. Submit litigation to people’s court where Party A is located.
2. Submit arbitration to __________ arbitration committee.
3. __________________/___________________________

Article 7  Notarization
□Both parties agree to implement notarization to the Contract
After the Contract receives notarization under coercion agreed by Party A and Party B, if Party B refuses to perform or refuses to wholly perform obligations ruled in the Contract, Party A reserves the right to apply for performance certification to original notarization authority and apply for performance to people’s court with jurisdiction upon original notary certificate and performance certificate (referring to people’s court where the property of the performer or the person subject to execution is located).
√□The Contract has not been notarized.

Article 8  Other matters agreed by Party A and Party B: ____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Article 9  The Contract is in quadruplicate, three for Party A, one for Party B and __/____, _____/___, __/______ with same legal effect.

Article 10  Calculation of floating interest rate
If loan rate floats, loan interest shall be charged according to rate after change since rate regulation day. However, if installment payment is adopted to pay back loan (including equal repayment on schedule and diminishing repayment on schedule), loan interest shall be charged according to rate before change on rate regulation day and charged according to rate after change since next phase.

Article 11  Loan Repayment
1. Party B shall pay off all loan principal and interest on due day of the loan; whereas Party B knows or should have known that it will not be able to make the payment on schedule, he shall, one month ahead, inform Party A in writing and negotiate with Party A upon repayment matters.
2. Party B shall, provided that he repays in advance, apply to Party A and both parties shall negotiate and reach an agreement.
3. Party B shall irrevocably authorize Party A to deduct all due or advance due loan principal and interest from account opened at Shenzhen Development Bank.

Article 12  Party B’s Rights
1. Reserve the right to withdraw and use all loan according to the provisions of the Contract;
2. Reserve the right to reject any additional conditions beyond the Contract;
3. Upon agreement with Party A, reserve the right to assign debts to third parties.

Article 13  Party B’s Obligations
1. Truthfully provide documentation on opening accounts and loan balance under Party A’s requests and cooperate with Party A on survey, auditing and inspection;
2. Shall promptly provide Party A with latest updating of monthly financial statement and registration progress;
3. Shall accept Party A’s supervision and examination on his loan fund condition and production and operation and financial activities and cooperate with Party A on loan payment management, after-loan management and relevant examinations;
4. Shall use the loan pursuant to the provisions of the Contract;
5. Shall repay full loan principal and interest on schedule in accordance with provisions of the Contract;
6. If whole or partial debts under the Contract are assigned to a third party, Party B shall firstly gain written consent from Party A;
7. If Party B carries out severe ownership assignment, system change, merger, separation, equity assignment, assignment of severe assets, material increase of debt financing, foreign investment and other behaviors that fully influence Party A’s rights and benefits, he shall firstly gain written agreement from Party A and implement guarantee measures for security repayment of loan principal and interest and all other expenses under the Contract.
8. Party B shall promptly inform Party A when severe bad events that influence his repayment ability occur.

Article 14  Group Client’s Special Convention on Credit and Affiliated Transactions
I. Group clients refer to legal persons of enterprise with following features:
1. Directly or indirectly control other legal persons of other enterprises or is controlled by legal persons of other enterprises on equity or business;
2. Jointly controlled by legal person of the third enterprise;
3. Individual, key manager or close family members (including lineal relatives within three generations and collateral relatives within two generations) of main investor together directly or indirectly control;
4. There is other affiliated relation and it may not transfer assets and profit according to fair price principle, which shall be deemed that group client carries out management on credit.
II. When Party B is group client, he shall, within ten days since affiliated transaction day that more than 10% net assets is generated, report to Party A in writing and the report shall include affiliated relation between transaction parties, trading project and property, trading amount or corresponding ratio and pricing policy (including transaction without amount or only with symbolic amount).

Article 15  Party A’s Rights
1. Reserve the right to demand Party B to provide materials related to the loan;
2. Reserve the right to demand Party B to return loan principle and interest on schedule;
3. Reserve the right to know Party B’s production and operation, financial activities and operation and repayment plan and implement after-loan management and relevant examinations to Party B;
4. Reserve the right to supervise Party B to use the loan in accordance with the provisions of the Contract; carry out loan-payment management to Party B; whereas automatic payment is adopted, Party A reserves the right to demand Party B to give regular summarization and report on loan fund payment condition and check whether loan payment conforms to ruled use via account analysis, voucher examination or field survey;
5. Reserve the right to directly deduct loan principal and interest from Party B’s account;
6. Whereas Party B fails to perform various obligations ruled in the Contract, Party A reserves the right to demand Party B to advance repayment or stop issuing unused loan to Party B pursuant to the provisions of the Contract;
7. Reserve the right to collect the loan in advance according to Party B’s fund collection condition;
8. If Party B carries out severe ownership assignment, system change, merger, separation, equity assignment, assignment of severe assets, material increase of debt financing, foreign investment and other behaviors that fully influence Party A’s rights and benefits, Party A reserves the right to demand Party B to repay loan principal and interest and all other relevant expenses under the Contract or assign all debts under the Contract to assignee accepted by Party A or demand Party B to provide guarantee measures accepted by Party A.
9. Have the right to assign rights and obligations under the Contract to third party, which Party B shall deem as accepting the assignment.
10. If Party B has matters such as big-amount financing, severe assets sale and merger, separation, equity reform and bankruptcy and liquidation, Party A has the right to take part in above matters so as to maintain Party A’s creditor’s right.

Article 16  Party A’s Obligations
1. Issue loan to Party B pursuant to the provisions of the Contract;
2. Keep Party B’s finance, production and operation condition confidential, however, unless otherwise specialized in laws, regulations or supervision and control organs.

Article 17  Expense Clause
1. Expenses on credit standing survey, examination, notarization, verification and registration under the Contract shall be borne by Party B.
2. Expenses caused due to that Party B fails to repay loan principal and interest on schedule so that Party A urges collection of loan principal and interest shall be borne by Party B, including declaration, sending, authenticity fee, lawyer’s fee, litigation fee, traveling fee, assessment fee, auctioning fee, property guarantee fee and fee for action under coercion, etc.

Article 18  Party B shall open settlement account at Party A and realize economic business settlement via this account.

Article 19  Events and Liabilities for Breach of the Contract
I. Events for breach of the Contract
If one of following situations appears, it shall be deemed as occurrence of events for breach of the Contract:
1. Party B breaches performance obligation ruled in the Contract or Party B definitely expresses orally or via behavior that he will not perform the obligations under the Contract;
2. Relevant certifications and documents or declarations, guarantees and promises made by Party B to Party A are not authentic, not correct, incomplete or have false record, misunderstanding description or severe leakage;
3. Party B hides true important situations and does not cooperate with Party A’s survey, auditing and inspection’
4. Party B randomly changes loan fund use, diverts loan or uses bank loan to carry out illegal or foul transactions;
5. Party B breaches the rule on loan fund payment of the Contract;
6. Party B breaks financial index ruled in the Contract;
7. Party B fails to use foreign exchange loan according to state management rules;

8. Custody and value of mortgage change a lot;
9. Party B breaches other similar contracts signed with Party A or other third parties (including but not limited to limit contract of credit, loan contract and security contract) or any debt securities issued by Party B or disputes related to the Contract or securities arising involve in litigation or arbitration;
10. Party B’s guarantor breaches the provisions of security contract (including but not limited to guarantee contract, mortgage contract and pledge contract) or have events in breach of security contract or security contract does not become effective, or become avoided or is cancelled;
11. Party B idles at management and claim of due creditor’s right or handles his major property via free or irrational low price and other improper ways or other way of avoiding debts;
12. Party B uses false contract and schedule with any third party (including but not limited to Party B’s affiliated parties), including but not limited to debt discount or pledge such as notes receivable without true trading background, take fund or limit of credit from Party A or other banks;
13. Party B intently avoids creditor’s right of bank via affiliated transaction or other ways;
14. Party B’s business situation becomes severe. Financial conditions become serious and severe financial deficit, assets loss (including but not limited to assets loss due to foreign security) or other financial crisis;
15. Due to illegal operation, Party B suffers administrative penalty, penal sanction or is receiving survey from relevant authorities, which may receive administrative penalty and penal sanction, illegal operation
16. Party B has situations such as separation, merger, severe combination, purchase and reorganization, severe assets settlement, capital decrease, liquidation, reform, cancellation, bankruptcy and dissolution;
17. Party B’s holding shareholder or actual controller is changed and Party A considers it may endanger realization of creditor’s right under the Contract; or Party B’s holding shareholder, actual controller, legal representative, senior manager have severe event, including but not limited to administrative penalty, penal sanction or survey from relevant authorities that may cause administrative penalty and penal sanction due to illegal and foul operation; litigation or arbitration cases, severe deterioration of financial conditions, bankruptcy or dissolution appear;
18. Bad-tendency change occurs to Party B’s industry and Party A considers it has or may endanger realization of creditor’s right under the Contract;
19. Party B fails to handle relevant businesses such as settlement or deposit at Party A in accordance with provisions.
20. Other situations related to Party B that have endangered or may endanger realization of creditor’s right under the Contract.
II. Liability for Breach of the Contract
When the breach event mentioned in Article 1, Paragraph 1 appears, Party A reserves the right to adopt any one or multiple measures:
1. Propose loan becomes due in advance and collect partial or whole principal and interest of issued loan in advance and demand payment of relevant expenses, including but not limited to fees on survey on credit standing, inspection and notarization. Party A’s lawyer’s fee due to realization of creditor’s right, litigation fee, arbitration fee, traveling fee, declaration fee, sending fee and performance fee;
2. Stop or terminate issuing and paying any payments that have not been issued and paid yet;
3. Reserve the right to directly deduct loan principal and interest and all expenses from accounts of Party B and guarantor;
4. Demand Party B to offer new security to creditor’s right under the Contract pursuant to Party A’s requirements;
5. Perform security right and demand guarantor to perform guarantee responsibility or realize creditor’s right via settling mortgage and/or pledge;
6. Whereas loan becomes due or is due in advance and Party B fails to repay loan principal and interest according to the rule, Party A reserves the right to, pursuant to actual number of overdue days since expiration day, charge 50% default interest rate as interest according to loan rate ruled in the Contract and charge compound interest according to default interest rate to interest unpaid on schedule.
Whereas number of overdue days of loan is within 90 (including 90), the repayment order of the loan is: (1) interest (including default interest and compound interest); (2) principal. Whereas loan expires for longer than 90 days, the repayment order of loan principal and interest is: (1) principal; (2) interest (including default interest and compound interest).
7. Whereas Party B diverts loan, Party A reserves the right to, since diverting day, charge 100% default interest rate according to loan interest rate specified in the Contract upon number of overdue days as interest; as for interest that can not be charged on schedule, compound interest shall be charged according to default interest rate;
8. Claim to Party B’s debtor for recourse by law. Party B shall, according to Party A’s requirements, provide with all necessary assistance to Party A. Party A’s expenses on performing right of subrogation shall be borne by Party B;
9. Apply to people’s court for cancelling Party B’s activity of giving up due creditor’s right or free assets assignment or property transfer with obviously irrational low-price. Party B shall provide all necessary cooperation and assistance according to Party A’s requirements and correspondingly generated expenses of Party A shall be borne by Party B;
10. Party A reserves the right to claim for other saving measures by law or in accordance with the Contract.

Article 20  Modification and Dissolution of the Contract
The Contract can be modified or dissolved via negotiation and mutual agreement between Party A and Party B. Agreement on modification or dissolution of the Contract shall be carried out in writing.

Article 21  Party B’s Declaration, Guarantee and Promise
1. Party B is a company that is established within jurisdiction area, can be effectively continued and have good fame and have full company right and governmental permit to do present business.
2. Party B has legal power, rights and authority to sign, deliver and perform the Contract. The Contract constitutes effective and binding power upon Party B and performs contractual clauses to Party B.
3. Party B guaranties that various materials provided to Party A are authentic, complete, legal and effective and there is not any false record, mistaking description or severe leakage.
4. Party B hereby promises that he will via friendly way completely perform all his obligations under the Contract and will not carry out any activities without prior written consensus of Party A (including his activity that shall be done but not yet or activity that shall not be done but done) to endanger realization of creditor’s right of the Contract.
5. Party B hereby promises to inform Party A in writing of the change of domicile, communication address, telephone number and business scope and legal person. If Party B fails to above informing obligation and Party A has sent notice and documents to original communication address, it shall be deemed as reach.
6. Party B hereby confirms that he has carefully read, fully known and understood all clauses of the Contract and signature of the Contract is his own willing.

Article 22  Others
1. During the duration of the Contract, Party A’s tolerance, extension or postponement to Party B’s any breach of the Contract or performance of Party A’s rights shall not damage, influence or limit Party A to enjoy all rights ruled in the Contract or laws and shall not be deemed as permit or approval to damage against the Contract or exemption of Party A to adopt actions to Party B’s existing or future breach behaviors.
2. When the Contract becomes avoided or partial clauses become avoided due to any reason by law, Party B shall still perform repayment responsibility. If above situation appears, Party A reserves the right to terminate the Contract and forthwith claim for loan principal and interest and other payments under the Contract to Party B.
3. Notices and requirements related to the Contract of Party A and Party B shall be made in writing.
4. Whereas date or the last during duration ruled in the Contract meets legal holiday, it shall be postponed to the first working day after legal holiday.

Article  23 Effective Conditions and Termination Conditions of the Loan Contract
1. Effective conditions of the Contract: the Contract shall become effective with signatures of all parties (the Contract shall be signed or affixed by signers with rights and seal shall be affixed).
2. Termination conditions of the Contract: Party B has paid off all loan principal and interest and other expenses.

Seal of Party A’s unit: Special Seal for Credit Loan Contract of Business Department of Head Office of Shenzhen Development Bank Limited Liability Company

/s/ ____________

Signed by responsible person or agent:
January 12, 2012

Seal of Party B’s unit: Shenzhen Dongsen Mobile Communication Technology Co., Ltd. (seal)
Signed by legal representative or agent ad litem: Lin Zihong (seal)
January 12, 2012
Consistent in electronic inspection and print
Consistent in labor inspection and print
Handled by: Peng Dandan, Guo Xiaolong

Signature and seal of legal person shall present his own true willing

/s/ _____________

Consistent in electronic inspection and print
Consistent in labor inspection and print
Handled by: Peng Dandan, Guo Xiaolong

Appendix:
Payment Application
Business Department of Head Office of Shenzhen Development Bank Limited Liability Company:
In accordance with provisions of SFZYDZ No.20120113004 Loan Contract concluded with your bank, our company applies to carry out loan payment and irrevocably authorize your bank to pay loan fund to our appointed partner. Detailed paying target and amount are as follows:
Name of paying target	Account	Currency type	Paying amount (Yuan)
Shenzhen NewPower Technology Co., Ltd.	102001516010037558	RMB	15 million

Our company will, pursuant to contractual provisions, provide certification materials related to this payment application such as commercial contract and guaranty that above certification materials are authentic, legal and effective.

Applicant:Shenzhen Dongsen Mobile Technology Co., Ltd(seal).
Seal:

Signature of authorized signer: Lin Zihong(seal)
January 12, 2012
(Seal)

Signature and seal of legal person shall present his own true willing

/s/ _______________

Introduction and Tips to Use of Loan Contract

1. Loan Contract shall be concluded to public loan (excluding loan for fixed assets).
2. Interest rate clause
(1) Interest rate clause shall be filled strictly according to opinion of final trail. For instance, “floating per month/quarter/half year/year” shall be respectively filled in Article 1, Paragraph 3, (2) and “(1) per month/three months/three months/sixth month of half year/year and date corresponding to issuing day of the loan, … ” shall be filled in regulation of interest rate.
(2) When loan interest rate floats every year, regulation day of interest rate (annually corresponding to issuing date of the loan and corresponding date or January 1 of each year) shall be chosen in Article 1, Paragraph 3, 2 of the Contract.
(3) If existing loan interest rate clause is inapplicable due to policy adjustment, additional remark can be made at Article 8 “other matters ruled by Party A and Party B”.
4. Loan use shall be consistent with actual use. If it is refinancing loan, please note original loan contract number.
5. “Loan issuing conditions” in Article 2, Paragraph 1 of the Contract shall be chosen according to loan issuing situation; whereas there are extra conditions and requirements for loan issuance, please choose Paragraph 3 of the article and detailed conditions and requirements shall be defined in Paragraph 3.
6. Whereas (II) “payment management” in Article 2, Paragraph 2 “payment of loan fund” adopts 1 “payment way”, it shall be filled according to detailed business condition. When “partial entrusted payment” is chosen, please fill amount standard of entrusted payment according to opinion of final trial.
6. Whereas (II) “payment management” in Article 2, Paragraph 2 “payment of loan fund” adopts 2 “automatic payment”, Party B shall, upon summarization upon ____, tell loan fund payment condition to Party A and contents such as per month/quarter/half year can be filled according to business condition.
6. As for Article 3, Paragraph 1, 2 of the Contract, you can choose different options on fund collection account according to business detailed condition.
7. In Article 11, Paragraph 2 of the Contract that debtor automatically repays in advance, obligatory rule on charging extra interest is cancelled. If you need to charge interest from debtor, please negotiate with debtor.
8. Way for dispute settlement
In choosing way for dispute settlement, if you choose arbitration, please correctly fill the name and location of chosen arbitration committee, otherwise arbitration clauses will be mistaken or even avoided due to error in name of arbitration committee.
8. Action under coercion of notary clauses
Notary clauses of action under coercion of Loan Contract are changed for optional. If limit contract needs notarization under action under coercion, please tick the first choice.
9. Options and blank clauses (for instance, other matters ruled by parties)
Whereas □ is before option, please tick “√” before your choice.
Whereas there is bracket for contents after blank line, please fill contents in bracket on the line and draw slash for no contents.
10. When model contract is filled with errors, please resign contract principally. Under specific situation that it is necessary to modify on the contract, please slash the errors and note correct contents beside and then various parties shall sign and/or seal at modified places.
11.           Penalty interest rate
Penalty interest rate ruled in the Contract shall be to charge extra 50% according to applicable loan interest rate. Diverted penalty interest rate shall be to charge extra 100% according to applicable loan interest rate in diverting. If penalty interest rates for detailed businesses are different, please remark at Article 8 “Other matters ruled by Party A and Party B”.
12. Under specific situation that it is necessary for its legal representative or agent to seal for signature (including that our bank needs responsible person to seal for signature), please examine the authenticity of the seal.